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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                              reported) May 9, 1996
                                        -----------

                          COMMISSION FILE NO.: 0-25722


                                HF BANCORP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

Delaware                                                        33-0576146
- -----------------------------------------------              ------------------
(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                              Identification No.)

445 E. Florida Avenue, Hemet, California                           92543
- -----------------------------------------------               -----------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code               909-658-4411
                                                              -----------------


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ITEM 5.  OTHER EVENTS

      On May 9, 1996, HF Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Palm Spring Savings Bank, FSB, a federally chartered savings bank (the "Bank"), whereby the Company will acquire the Bank. The consummation of the transaction is subject to approval of the Office of Thrift Supervision. Attached is a copy of the Agreement and the press release announcing the Agreement.













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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          By:   /s/  J. Robert Eichinger
                                                --------------------------------
                                                Chairman of the Board, President
                                                and Chief Executive Officer


Dated:  May 10, 1996
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                               LIST OF EXHIBITS


Exhibit 2.  Agreement and Plan of Merger

Exhibit 99. Press Release